UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________________________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 15, 2008

INFORMATION SYSTEMS ASSOCIATES, INC.
(Exact Name of Registrant as Specified in Charter)

Florida (State or Other Jurisdiction of Incorporation)	333-142429 (Commission File Number)	65-049317 (IRS Employer Identification No.)

1151 SW 30th Street, Suite E
Palm City, FL 34990
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (772) 286-3682
_______________________________________________________________________________

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

_______________________________________________________________________________

Item 1.01 Entry into a Material Definitive Agreement.

On July, 15, 2008, Information Systems Associates, Inc. entered into an Offshore Stock Purchase Agreement with Derek J. Leach and received a related promissory note from Mr. Leach.  Such transactions are described in more detail under Item 3.02 below, which Item is incorporated into this Item 1.01 by reference.

Item 3.02 Unregistered Sales of Equity Securities.

On July, 15, 2008, Information Systems Associates, Inc. (the “Company”) received a subscription in the amount of $100,000 for 400,000 shares of the Company’s common stock from Derek J. Leach (“Leach”) pursuant to an Offshore Stock Purchase Agreement between the Company and Leach (the “Agreement”).  A copy of the Agreement is filed herewith as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.  The description of the Agreement contained herein is qualified in its entirety by reference to the full text of the Agreement.

Under the terms of the Agreement, the Company will issue an aggregate of 2,000,000 shares of the Company’s common stock to Leach at a purchase price of $0.25 per share.  The shares shall be issued in five tranches of 400,000 shares each, in conjunction with the payment by Leach of installments of $100,000 each pursuant to a $400,000 promissory note (the “Note”) executed by Leach.  If Leach fails to make a $100,000 installment payment on the Note, the Company will not be obligated to deliver Leach any additional shares of Company common stock and the Company will have the right to terminate the Agreement.  Under the terms of the Note, Leach is required to make $100,000 payments to the Company on or before the first day of each month beginning September 1, 2008 and ending December 1, 2008.  In conjunction with each payment, the Company will issue Leach 400,000 shares of Company common stock.  A copy of the Note is filed herewith as Exhibit 10.2 to this Form 8-K and is incorporated herein by reference.  The description of the Note contained herein is qualified in its entirety by reference to the full text of the Note.

The shares of common stock issued and sold to Leach pursuant to the Agreement are being issued in a transaction exempt from registration under the Securities Act of 1933 (the “Act”) pursuant to exemptions under Regulation D and/or Regulation S promulgated under the Act, based on the limited number of purchases, the offshore nature of the transaction, the sophistication of the purchaser in financial matters and his access to information concerning the Company.

Item 9.01 Financial Statements and Exhibits.

   (d) Exhibits.

Exhibit
Number	Description

10.1	Offshore Stock Purchase Agreement by and between Information Systems Associates, Inc. and Derek J. Leach

10.2	Promissory Note of Derek J. Leach in favor of Information Systems Associates, Inc.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFORMATION SYSTEMS ASSOCIATES, INC.
By:	/s/ Joseph P. Coschera
Joseph P. Coschera
President

Date: July 15, 2008

INDEX TO EXHIBITS

Exhibit
Number	Description

10.1	Offshore Stock Purchase Agreement by and between Information Systems Associates, Inc. and Derek J. Leach.

10.2	Promissory Note of Derek J. Leach in favor of Information Systems Associates, Inc.